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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: FEBRUARY 14, 2005

                            ORMAT TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

                          Commission File No. 001-32347

                Delaware                                No. 88-0326081
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        (State of Incorporation)                       (I.R.S. Employer
                                                   Identification No.)

    980 Greg Street, Sparks, Nevada                        89431
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(Address of principal executive offices)                 (Zip code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

       Registrant's telephone number, including area code: (775) 356-9029

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

Item 8.01         Other Events
Item 9.01         Financial Statements and Exhibits
Signature
Exhibit Index
Ex-99.1:          Press release

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01. OTHER EVENTS

Ormat Technologies, Inc. (NYSE: ORA) today announced that two of its subsidiaries have entered into Supply and Engineering Procurement contracts for a new geothermal power plant to be constructed on Sao Miguel Island in the
Azores. The contract is valued at 19,151,422 Euro (approximately US$25 million), with construction on the power plant expected to be completed within 19 months from the contract date.

The customer, a subsidiary of the local Electric Company in the Azores islands, has purchased two Geothermal Power Plants from Ormat in the past.

The information furnished pursuant to this Item 8.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are furnished as part of this report on Form 8-K:

99.1 Press release of Registrant dated February 14, 2005

SAFE HARBOR STATEMENT

Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are "forward-looking statements" as defined in the Private
Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the company's plans, objectives and expectations for future operations and are based upon management's current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see "Risk Factors" as described in the Company's
Prospectus filed with the Securities and Exchange Commission on November 12,
2004.

These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ORMAT TECHNOLOGIES, INC.
                                             (Registrant)

                                     By  /s/ Yehudit Bronicki
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                                        Yehudit Bronicki
                                        Chief Executive Officer

Date: February 14, 2005

                                  EXHIBIT INDEX

    Exhibit
    Number                           Description
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      99.1          Press Release of Registrant dated February 14, 2005

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